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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 10, 2003


                             ARGENT SECURITIES INC.
                             ----------------------

            (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 2003, providing for the issuance of
             Asset-Backed Pass-Through Certificates, Series 2003-W1)


                             ARGENT SECURITIES INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)
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           DELAWARE                    333-105957              77-0599834
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(State or Other Jurisdiction           (Commission        (I.R.S. Employer
of Incorporation)                      File Number)       Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                              92868
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0660


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                   Item 601(a) of
                   Regulation S-K
Exhibit No.        Exhibit No.               Description
-----------        -----------               -----------
1                  5.1, 8.1, 23.1            Opinion and Consent of
                                             Thacher Proffitt & Wood.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 5, 2003


                                         ARGENT SECURITIES INC.


                                         By:  /s/ John P. Grazer
                                              -----------------------
                                         Name:    John P. Grazer
                                         Title:   CFO

                                  EXHIBIT INDEX


                  Item 601(a) of
Exhibit           Regulation S-K
Number            Exhibit No.      Description
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1                 5.1, 23.1        Opinion re Legality and Consent of Counsel

2                 8.1              Tax Opinion